NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK UNDERLYING THIS WARRANT WERE ISSUED IN A REGISTERED TRANSACTION UNDER THE SECURITIES ACT OF 1933 (AS AMENDED, THE "SECURITIES ACT"). ACCORDINGLY, NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK UNDERLYING THIS WARRANT MAY BE TRANSFERRED WITHOUT (1) AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH TRANSFER MAY BE LAWFULLY MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT AND ALL APPLICABLE STATE SECURITIES LAW; OR (ii) SUCH REGISTRATION.

WARRANT TO PURCHASE SHARES OF COMMON STOCK

RED MOUNTAIN RESOURCES, INC.

THIS WARRANT TO PURCHASE SHARES OF COMMON STOCK ("WARRANT") CERTIFIES THAT, for value received, _________, a company at ____________ (the "Holder"), is entitled to subscribe for and purchase from Red Mountain Resources, Inc. (the "Company"), a corporation organized and existing under the laws of the State of Florida, at the Warrant Exercise Price (defined below) at any time and from time to time from and after the date hereof and through and including April 30, 2014 (the “Expiration Date”), ____________ (________) fully paid and nonassessable shares of Common Stock, $0.00001 par value per share, of the Company (the "Common Stock") (subject to adjustment as noted below).

The exercise price of this Warrant (subject to adjustment as noted below) shall be One Dollar and Twenty Cents ($1.20) per share ("Warrant Exercise Price").

This Warrant is subject to the following provisions, terms, and conditions:

1.          Notice of Exercise and Delivery of Shares. This Warrant shall be exercisable at any time from and after the date hereof, by the registered Holder by payment of the Warrant Exercise Price per share in immediately available funds to the Company at any time prior to 5:00 p.m., Florida time, on the Expiration Date. At 5:00 p.m., Florida time, on the Expiration Date, the portion of this Warrant available for exercise and not exercised prior thereto shall be and become void and of no value.

Upon delivery of the Subscription Form, which Form shall specify the number of shares of Common Stock to be purchased, and this Warrant to the Company and upon payment of the Warrant Exercise Price (except as provided for below) multiplied by the number of shares of Common Stock that the Holder intends to purchase hereunder, the Company shall, as promptly as practicable, issue and deliver to the Holder, a certificate for the shares of Common Stock issuable upon such exercise with the appropriate legend. If the Warrant has not been fully exercised, the Company will deliver a replacement Warrant to the Holder for the number of shares of Common Stock remaining subject to the Warrant, which replacement Warrant shall in all other respects be identical to this Warrant or, at the election of the Company, an appropriate notation shall be made on this Warrant, which shall then be returned to the Holder.

In lieu of payment of the Exercise Price in the manner required above, the Holder shall have the right (but not the obligation) to convert any exercisable but unexercised portion of this Warrant into Common Stock (“Conversion Right”) as follows: upon exercise of the Conversion Right, the Company shall deliver to the Holder (without payment by the Holder of any portion of the Exercise Price in cash) that number of shares of Common Stock equal to the quotient obtained by dividing (x) the “Value” (as determined below) of the portion of the Warrant being converted by (y) the Market Price (as defined below) on the second trading day prior to the date the Company receives this Warrant for conversion.  The “Value” of the portion of the Warrant being converted will equal the remainder derived from subtracting (a) the Exercise Price multiplied by the number of shares of Common Stock underlying the portion of the Warrant being converted from (b) the Market Price, multiplied by the number of shares of Common Stock underlying the portion of the Warrant being converted.  As used herein, the term “Market Price” at any date is deemed to be the average of the last reported sale prices for the immediately preceding ten trading days, as officially reported by the principal securities exchange on which the Common Stock is listed or admitted to trading, or, if the Common Stock is not listed or admitted to trading on any national securities exchange or if any such exchange on which the Common Stock is listed is not its principal trading market, the last reported sale price as furnished by the Financial Industry Regulatory Authority through the Nasdaq National Market or Nasdaq Capital Market, or, if applicable, the OTC Bulletin Board, or if the Common Stock is not listed or admitted to trading on any of the foregoing markets, or similar organization, as determined in good faith by resolution of the Board of Directors of the Company, based on the best information available to it.

The Conversion Right may be exercised by the Holder on any business day prior to the Expiration Date by delivering to the Company this Warrant with a duly executed Subscription Form attached hereto with the conversion section completed exercising the Conversion Right.

2.           Representations and Warranties. The Company represents and warrants that:

(a)           the Company has all requisite power and authority to execute, issue and perform this Warrant and to issue the Common Stock;

(b)           this Warrant has been duly authorized by all necessary corporate action, has been duly executed and delivered, and is a legal and binding obligation of the Company;

(c)           all shares which may be issued upon the exercise of the rights represented by this Warrant according to the terms hereof or represented by the Common Stock will, upon issuance, be duly authorized and issued, fully paid, and nonassessable; and

(d)           during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

3.           Adjustments.

(a)	In case the Company shall

(i)
declare a dividend upon the Common Stock payable in Common Stock (other than a dividend declared to effect a subdivision of the outstanding shares of Common Stock, as described in subparagraph (b) below) or any obligations or any shares of stock of the Company which are convertible into or exchangeable for Common Stock (such obligations or shares of stock being hereinafter referred to as "Convertible Securities"), or in any rights or options to purchase any Common Stock or Convertible Securities, or

(ii)	declare any other dividend or make any other distribution upon the Common Stock payable otherwise than out of earnings or earned surplus,

then thereafter the holder of this Warrant upon the exercise hereof will be entitled to receive the number of shares of Common Stock to which such holder shall be entitled upon such exercise, and, in addition and without further payment therefore, such number of shares of Common Stock, such that upon exercise hereof, such holder would receive as a result of each dividend described in clause (i) above and each dividend or distribution described in clause (ii) above which such holder would have received by way of any such dividend or distribution if, continuously since the record date for any such dividend or distribution, such holder (x) had been the record holder of the number of shares of Common Stock then received, and (y) had retained all dividends or distributions in stock or securities (including Common Stock or Convertible Securities, or in any rights or options to purchase any Common Stock or Convertible Securities) payable in respect of such Common Stock or in respect of any stock or securities paid as dividends or distributions and originating directly or indirectly from such Common Stock. For the purposes of the foregoing, a dividend or distribution other than in cash shall be considered payable out of earnings or surplus only to the extent that such earnings or surplus are charged an amount equal to the fair value of such dividend as determined by the Board of Directors of the Company.

(b)           In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the number of shares subject to this Warrant immediately prior to such subdivision shall be proportionately increased, and conversely, in case the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the number of shares subject to this Warrant immediately prior to such combination shall be proportionately reduced.

(c)           If any capital reorganization or reclassification of the capital stock of the Company, consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities, or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger, or sale, lawful and adequate provision shall be made whereby the holder hereof shall thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the shares of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby had such reorganization, reclassification, consolidation, merger, or sale not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of the holder of this Warrant to the end that the provisions hereof (including without limitation provisions for adjustments of the Warrant Exercise Price and of the number of shares purchasable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities, or assets thereafter deliverable upon the exercise hereof.

(d)           Upon each adjustment in the number of shares the Holder is entitled to purchase upon exercise of this Warrant, the Warrant Exercise Price hereunder shall be appropriately adjusted such that the Holder shall hold Warrants entitling Holder to purchase the number of shares as so adjusted for an aggregate Warrant Exercise Price equal to the aggregate Warrant Exercise Price in effect immediately prior to such adjustment.

(e)           In case any time:

(i)	any of the adjustments required by 3(a) through (d) occur;

(ii)	the Company shall make any distribution (other than regular cash dividends) to the holders of its capital stock;

(iii)	the Company shall offer for subscription pro rata to the holders of its capital stock any additional shares of stock of any class or other rights; or

(iv)	there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of said cases, the Company shall give written notice, by first-class mail, postage prepaid, addressed to the registered holder of this Warrant at the address of such holder as shown on the books of the Company, of the date on which (x) the books of the Company shall close or a record shall be taken for such dividend, subdivision, distribution, or subscription rights, or (y) such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, or conversion or redemption shall take place, as the case may be. Such notice shall also specify the date as of which the holders of capital stock of record shall participate in such dividend, distribution, or subscription rights, or shall be entitled to exchange their capital stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, or conversion or redemption, as the case may be. Such written notice shall be given at least ten (10) days prior to the action in question and not less than ten (10) days prior to the record date or the date on which the Company's transfer books are closed in respect thereto.

(f)           No fractional shares of Common Stock shall be issued upon the exercise of this Warrant, but, instead of any fraction of a share which would otherwise be issuable, the Company shall pay a cash adjustment (which may be effected as a reduction of the amount to be paid by the holder hereof upon such exercise) in respect of such fraction in an amount equal to the same fraction of the Market Price per share of Common Stock as of the close of business on the date of the notice required by Section 3(d). "Market Price" shall mean, if the Common Stock is traded on a securities exchange or on the NASDAQ System, the average of the closing prices of the Common Stock on such exchange or the NASDAQ System on the twenty (20) trading days ending on the trading day prior to the date of determination, or, if the Common Stock is otherwise traded in the over-the-counter market, the average of the closing bid prices on the twenty (20) trading days ending on the trading day prior to the date of determination. If at any time the Common Stock is not traded on an exchange or the NASDAQ System, or otherwise traded in the over-the-counter market, the Market Price shall be deemed to be the higher of

(i)
the book value thereof as determined by any firm of independent public accountants of recognized standing selected by the Board of Directors of the Company as of the last day of any month ending within sixty (60) days preceding the date as of which the determination is to be made, or

(ii)	the fair value thereof determined in good faith by the Board of Directors of the Company as of a date which is within fifteen (15) days of the date as of which the determination is to be made.

4.           No Voting Rights. This Warrant shall not entitle the Holder hereof to any voting rights or other rights as a stockholder of the Company.

5.           Restrictions on Transfer. This Warrant and the shares of Common Stock issued or issuable through the exercise of this Warrant are "restricted securities" under the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations promulgated thereunder and may not be sold, transferred, pledged, or hypothecated without such transaction being registered under the Securities Act and applicable state laws or the availability of an exemption therefrom that is established to the satisfaction of the Company; a legend to this effect shall appear on this Warrant and, unless the issuance is a registered transaction, on all shares of Common Stock issued upon the exercise hereof. The holder of this Warrant, by acceptance hereof, agrees to give written notice to the Company before transferring this Warrant or transferring any Common Stock issuable or issued upon the exercise hereof of such holder's intention to do so, describing briefly the manner of any proposed transfer of this Warrant or such holder's intention as to the disposition to be made of shares of Common Stock issuable or issued upon the exercise hereof. Such holder shall also provide the Company with an opinion of counsel satisfactory to the Company to the effect that the proposed transfer of this Warrant or disposition of shares may be effected without registration or qualification (under any federal or state law) of this Warrant or the shares of Common Stock issuable or issued upon the exercise hereof. Upon receipt of such written notice and opinion by the Company, such holder shall be entitled to transfer this Warrant, or to exercise this Warrant in accordance with its terms and dispose of the shares received upon such exercise or to dispose of shares of Common Stock received upon the previous exercise of this Warrant, all in accordance with the terms of the notice delivered by such holder to the Company, provided that an appropriate legend respecting the aforesaid restrictions on transfer and disposition may be endorsed on this Warrant or the certificates for such shares.

6.           Transfer Procedures. Subject to the provisions of Section 5, this Warrant and all rights hereunder are transferable, in whole or in part, at the principal office of the Company by the holder hereof in person or by duly authorized attorney, upon surrender of this Warrant and the Form of Assignment properly endorsed. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that the bearer of this Warrant, when endorsed, may be treated by the Company and all other persons dealing with this Warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented by this Warrant, or to the transfer hereof on the books of the Company, any notice to the contrary notwithstanding; but until such transfer on such books, the Company may treat the registered holder hereof as the owner for all purposes.

7.           Registration Rights.

(a)           If at any time the Company proposes to register the sale of shares of Common Stock (whether for itself or any of its security holders) under the Securities Act (other than on a registration statement (i) filed in connection with any employee stock option or other benefit plan, (ii) for an exchange offer or offering of securities solely to the Company’s existing shareholders, (iii) for an offering of debt that is convertible into equity securities of the Company or (iv) for a dividend reinvestment plan) and the registration form to be used may be used for the registration of shares underlying this Warrant (a "Piggyback Registration"), the Company shall give prompt written notice to the Holder of its intention to effect such a registration and, subject to Section 7(b) below, shall include in such registration all shares of Common Stock underlying this Warrant with respect to which the Company has received Holder's written request for inclusion in such registration, provided that such request must be received by Company within 20 days after the date of the Company's notice to Holder.

(b)           If a Piggyback Registration is an underwritten primary registration on behalf of the Company or a successor, and the managing underwriters advise the Company in writing that in their opinion the number of shares of Common Stock requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company shall exclude from such registrations the excess amount of shares of Common Stock, and shall include in such registration (i) first, the securities the Company proposes to sell; (ii) second, shares of Common Stock requested to be included in such registration by the holders of all securities of the Company having registration rights, prorata among the owners of such securities on the basis of the number of shares of Common Stock or equivalent shares of Common Stock owned by each such owner, and (iii) third, other securities requested to be included in such registration, in the Company's discretion.

(c)           Whenever the Holder has requested that any shares of Common Stock underlying this Warrant be registered pursuant to this Section 7, the Company shall use its best efforts to effect the registration and pursuant thereto the Company shall as expeditiously as possible:

(i)
notify the Holder of the effectiveness of each registration statement filed hereunder and prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 180 days;

(ii)
furnish the Holder such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the shares of Common Stock underlying this Warrant;

(iii)
use its best efforts to register or qualify the shares of Common Stock underlying this Warrant under such other securities or blue sky laws of such jurisdictions as Holder reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable Holder to consummate the disposition in such jurisdictions of the shares of Common Stock underlying this Warrant (provided that the Company shall not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction);

(iv)
notify Holder, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading (a “Black-Out Period”), whereupon Holder shall cease distributing any shares of Common Stock until, at the request of Holder, the Company shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such shares of Common Stock, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading; and

(v)
use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any equity securities included in such registration statement for sale in any jurisdiction, the Company shall use its best efforts promptly to obtain the withdrawal of such order.

(d)           All expenses incident to the Company's performance of or compliance with this Section 7, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, FINRA fees, printing expenses, providing a reasonable number of copies of the prospectus contained in the registration statement to the Holder, fees arid disbursements of custodians, and fees and disbursements of counsel for the Company and all independent certified public accountants, fees (up to $5,000) and disbursements of one counsel for the Holder, underwriters (excluding discounts and commissions) and other persons retained by the Company, but excluding underwriting discounts and commissions or brokerage fees incurred by the Holder payable with respect to the registration of the shares of Common Stock (all such expenses being herein called "Registration Expenses"), shall be borne by the Company as provided in this Section 7.

(e)           The Company agrees to indemnify, to the extent permitted by law, Holder, its officers and directors and each person who controls Holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement filed by the Company, prospectus prepared by the Company or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except (i) insofar as the same are caused by or contained in any information furnished in writing to the Company by Holder expressly for use therein or (ii) by Holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished Holder with a sufficient number of copies of the same or (iii) by Holder’s failure to suspend the use of such registration statement and discontinue any sales of shares of Common Stock during a Black-Out Period (of which it was reasonably made aware by the Company). In connection with an underwritten offering, the Company shall indemnify such underwriters, their officers and directors and each person who controls such underwriters (within the meaning of the Securities Act) to at least the same extent as provided above with respect to the indemnification of the Holder issued by the Company.

(f)           In connection with any registration statement in which Holder is participating, each Holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify the Company, its directors and officers and each person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by Holder.

(g)           Any person entitled to indemnification under this Section 7 shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person's right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

(h)           The indemnification provided for under this Section 7 shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and shall survive the transfer of securities. In order to provide for contribution in any case in which either (i) Holder makes a claim for indemnification pursuant to this Section 7 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 7 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of Holder in circumstances for which indemnification is provided under this Section 7; then, in each such case, the Company and Holder will contribute to the aggregate losses, claims, damages or liabilities which they would otherwise be obligated to indemnify under Sections 7(e) and 7(1) (after contribution from others) in such proportions so that Holder is responsible for the portion of such aggregate losses, claims, damages or liabilities represented by the percentage that the public offering price of its shares of Common Stock offered by the registration statement bears to the public offering price of all securities offered by such registration statement, and the Company is responsible for the remaining portion; provided, however, that, no person or entity guilty of fraudulent misrepresentation, within the meaning of Section 11(f) of the Securities Act, shall be entitled to contribution from any person or entity who is not guilty of such fraudulent misrepresentation.

(i)           Holder may not participate in any registration under this Section 7 which is underwritten unless Holder (i) agrees to sell Holder's shares of Common Stock on the basis provided in any underwriting arrangements approved by the Company and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

(j)           The rights accorded to the Holder and the Company hereunder shall be in addition to any rights that the Holder or the Company may have at common law, by separate agreement or otherwise.

8.            Miscellaneous.
(a)           Notices, Etc. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, by facsimile transmission or electronic mail, or otherwise delivered by hand or by messenger, addressed

(i)	if to a holder of this Warrant, at such holder's address set forth on the books of the Company, or at such other address as such holder shall have furnished to the Company in writing; or

(ii)
if to the Company, one copy should be sent to the Company's current address at 2515 McKinney Avenue, Suite 900, Dallas, Texas 75201 or at such other address as the Company shall have designated by notice.

Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when delivered if delivered personally; if sent by first class, postage prepaid mail, at the earlier of its receipt or seventy-two (72) hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid; or, if sent by facsimile transmission or electronic mail as of the date delivery is confirmed by the sender's equipment.

(b)           Severability. If any provision of this Agreement shall be held to be illegal, invalid, or unenforceable, such illegality, invalidity, or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid, or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid, or unenforceable provision were not contained herein.

(c)           Governing Law. This Warrant will be governed in accordance with federal law to the extent applicable and by the internal law, not the law of conflicts, of the State of Florida.

(REST OF PAGE INTENTIONALLY LEFT BLANK)

IN WITNESS WHEREOF, Red Mountain Resources, Inc. has caused this Warrant to be signed by its duly authorized officer and dated as of November 21, 2011.

RED MOUNTAIN RESOURCES, INC.

By: ___________________________________

Title: _________________________________

SUBSCRIPTION FORM

To be Executed by the Holder of this Warrant if such Holder
Desires to Exercise this Warrant in Whole or in Part:

To:           Red Mountain Resources, Inc. (the "Company")

The undersigned ___________________________ (Social Security number _____________or taxpayer identification number of Subscriber: _________________________) hereby irrevocably elects to exercise the right of purchase represented by this Warrant for, and to purchase thereunder, ____________ shares of the Common Stock (the "Common Stock") of Red Mountain Resources, Inc. provided for therein and tenders payment herewith to the order of the Company in the amount of $______________, such payment being made as provided on the face of this Warrant.

OR

In accordance with the Warrant enclosed with this Subscription Form, the undersigned hereby irrevocably elects to exercise its Conversion Right to receive ____________ shares of common stock (the “Common Stock”) of Red Mountain Resources, Inc. by surrender of the unexercised portion of the attached Warrant (with a “Value” of $____ based on a “Market Price” of $____).

[Strike Section that is Not Applicable]

The undersigned requests that certificates for such shares of Common Stock be issued as follows:

Name: ________________________________________________________________________________________

Address: ___________________________________________________________________________________________

__________________________________________________________________________________________________

Deliver to: __________________________________________________________________________________________

Address: __________________________________________________________________________________________

__________________________________________________________________________________________________

and, if such number of shares of Common Stock shall not be all the shares of Common Stock purchasable hereunder, that a new Warrant for the balance remaining of the shares of Common Stock purchasable under this Warrant be registered in the name of, and delivered to, the undersigned at the address stated above.

Dated: ___________________________

Signature ___________________________
Note: The signature on this Subscription Form must correspond with the name as written upon the face of this Warrant in every particular, without alteration or enlargement or any change whatever.

FORM OF ASSIGNMENT
(To Be Signed Only Upon Assignment)

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto this Warrant, and appoints __________________________________________ to transfer this Warrant on the books of the Company with the full power of substitution in the premises.

Dated: _____________________

In the presence of:

________________________________________

___________________________________

(Signature must conform in all respects to the name of the holder as specified on the face of this Warrant without alteration, enlargement or any change whatsoever, and the signature must be guaranteed in the usual manner)